Exhibit 32.1
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Todd Davis, Chairman and Chief Executive Officer of LifeLock, Inc. (“LifeLock”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that LifeLock’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in LifeLock’s Quarterly Report on Form 10-Q fairly presents in all material respects LifeLock’s financial condition and results of operations.

/s/ Todd Davis
Todd Davis
Chairman and Chief Executive Officer
(Principal Executive Officer)
April 30, 2015
I, Chris Power, Chief Financial Officer of LifeLock, Inc. (“LifeLock”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that LifeLock’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in LifeLock’s Quarterly Report on Form 10-Q fairly presents in all material respects LifeLock’s financial condition and results of operations

/s/ Chris Power
Chris Power
Chief Financial Officer
(Principal Financial and Accounting Officer)
April 30, 2015
This certification accompanies the Quarterly Report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any LifeLock, Inc. filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.
A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to LifeLock, Inc. and will be retained by LifeLock, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.